[CONFIDENTIAL TREATMENT
                         REQUESTED. CERTAIN PORTIONS OF
                            THIS AGREEMENT HAVE BEEN
                         REDACTED AND FILED SEPARATELY
                              WITH THE COMMISSION]


SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


                                    AGREEMENT

This Agreement is entered into as of the 25 day of July 2005 by and between SmartDisplayer Technology, Co., Ltd., having a place of business at 20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221Taipei county, Taiwan (hereinafter referred to as "SD") and Innovative Card Technologies, Inc., having a place of business at 11601 Wilshire Blvd Suite 2150, Los Angeles, California 90025 (hereinafter referred to as "InCard").

WITNESSETH

WHEREAS, SD has developed and manufactured custom Electronic Paper Module (hereinafter referred to as "EPM") that consists of electronic paper and own-designed ASIC SD120 on flex print circuit. (See Appendix A EPM brochure and Appendix B SD120 brief specification datasheet)

WHEREAS, InCard has an agreement with Visa to be the exclusive supplier of powered cards for Visa payment card applications and desires to purchase SD's EPM to develop and manufacture its DisplayCard powered by an embedded battery. (See Appendix C Visa's letter to InCard and Appendix D InCard's Powered Card brochure)

NOW, THEREFORE, in consideration of these premises, and the mutual promises, covenants, agreements, terms and conditions set forth in the Agreement, the parties agree to the following:

1. In consideration of becoming the exclusive worldwide supplier to InCard of displays for powered cards, SD agrees to the following:


                                      1/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


1.1 The term "Exclusive Field" is understood to mean powered payment (credit, debit and gift) cards and other powered cards issued for authentication, validation or identification purposes that are issued under the auspices of or endorsed by Visa, MasterCard, JCB, American Express, Europay, Carte Blanche and Diners Club. The Exclusive Field shall also include any device that is capable of mimicking or emulating any of the foregoing or that stores information from any of the foregoing for use in conducting a transaction.

1.2 SD commits that InCard is the only party to whom it will sell EPM for use in the Exclusive Field for the valid duration of this Agreement, provided that InCard adheres to the projected minimum purchase quantities stated in
      2.3 or such lesser quantities as may be dictated by SD's production capacity. InCard agrees to not sell SD's products for use in non Exclusive Field without SD's permission.

1.3 SD commits to the following minimum production capacity of EPM suitable for InCard's applications for the indicated periods. The minimum production capacity of each month in the first contract year (defined below) shall be *** (***) pieces. The minimum production capacity of each month in the second contract year shall be *** (***) pieces. The minimum production capacity of each month in the third contract year shall be *** (***) pieces.

1.4 SD commits to offer EPM suitable for InCard's applications at the following prices based on the specifications in Appendices A and B or such other specifications as the parties mutually agree to. A custom EPM per InCard's required specification shall be re-priced by mutual agreement.

-------------------------------------------------------------------------------------------------------
PERIOD                      first contract year     second contract year       third contract year
-------------------------------------------------------------------------------------------------------
                           quantity  price(USD)   quantity     price(USD)    quantity    price(USD)
-------------------------------------------------------------------------------------------------------
minimum quantity of the      ***          ***       ***            ***         ***           ***
first order in the period
-------------------------------------------------------------------------------------------------------
accumulated quantity in      ***          ***       ***            ***         ***           ***
the period
-------------------------------------------------------------------------------------------------------
accumulated quantity in      ***          ***       ***            ***         ***           ***
the period
-------------------------------------------------------------------------------------------------------
accumulated quantity in      ***          ***       ***            ***         ***           ***
the period
-------------------------------------------------------------------------------------------------------

***Confidential Treatment Requested
                                      2/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


      Subject to the prices of each accumulated quantity in period, SD will refund the payment which was over-paid by InCard. For example, in the first contract year, InCard had purchased *** from SD and is going to purchase the other *** then InCard just pay SD *** USD (***). Next time, InCard want to purchase the other *** then InCard has to pay SD *** USD (***).

1.5 SD commits 60 days from the day of down payment received to exert all reasonable efforts to expand the production capacity if InCard needs more quantity than the projected quantities stated in 2.3

2. In consideration of receiving exclusive worldwide rights to use EPM in the Exclusive Field, InCard agrees to the following:

2.1 InCard commits that SD is InCard's exclusive supplier of displays for Powered Cards in the Exclusive Field for the valid term of this Agreement following the Commitment Date (defined below), provided that InCard remains SD's exclusive customer in the Exclusive Field. For so long as SD is InCard's exclusive supplier, InCard commits to not purchase displays from another supplier unless the Quality of such other supplier's product is the same as or better than the Quality of SD's product and the price is at least *** less than SD's for a display with the same size and same number of digits. The "Quality" requirements are: (1) ***; (2) ***; (3) ***; (4) ***; and (5) ***.

2.2 InCard commits to place monthly purchase orders to SD. The first purchase order for the first contact year shall be placed by InCard within sixty
      (60) days following SD's delivery of a production sample of the EPM (including display, driver, power pump, etc., but not including InCard's firmware) in compliance with the specifications set forth in Appendices A and B as verified by InCard's acceptance testing (the date of InCard's first purchase order shall be the "Commitment Date" of this Agreement). The first "contract year" shall begin on the Commitment Date and end one year thereafter. Subsequent contract years shall run consecutively for periods of twelve months. The first purchase order for the second contract year should be placed 30 days prior to the starting day of the second contract year. The first purchase order for the third contract year should be placed 30 days prior to the starting day of the third contract year.

***Confidential Treatment Requested.

                                      3/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


2.3 InCard projects the following minimum purchase quantities for the indicated periods. The minimum quantity in the first contract year shall be *** (***) pieces. The minimum quantity in the second contract year shall be *** (***) pieces. The minimum quantity in the third contract year shall be *** (***) pieces.

2.4 Each party allows the other to change the price if the exchange rate of USD and NTD changes more than 2% relative to the price in original purchase order and letter of credit.

2.5   InCard commits SD has the ***.

3.    Purchase Order

3.1 InCard will provide to SD the forecast of monthly shipment quantity for the following six (6) months.

3.2 InCard will issue to SD non-cancelable monthly purchase orders, subject to SD's written acceptance, in accordance with the stipulated forecast mechanism. SD shall notify InCard of acceptance of a Purchase Order in writing or in any other manner mutually agreed upon separately within five
      (5) business days after the date of SD's receipt of said purchase order. In the event SD fails to notify InCard, such Purchase Order shall be deemed to be accepted by SD as of the expiration of said five (5) business days.

***Confidential Treatment Requested.

                                      4/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


4.    Shipment

      SD shall deliver the EPMs to InCard on the scheduled delivery date provided in the purchase orders for the shipment to the destination designated by InCard in the Purchase Order. SD shall promptly replace the EPMs with defect.

5.    Warranty and Indemnification

5.1 SD agrees to defend, at its expense, any suit or proceeding brought against InCard by anyone submitting a claim alleging infringement of a patent or any other intellectual property resulting from use of SD's products.

5.2 SD represents and warrants that during twenty-four (24) months following the shipment and acceptance by InCard, each SD product shall be free from defects in material and workmanship and shall conform to the agreed specifications and all standards and other quality requirements set forth herein and any accepted purchase order, or other descriptions furnished or adopted by InCard and agreed to by SD, so long as the SD's products have been stored in normal conditions for storage of theSD's products and the defect is not a result of any improper use, undue treatment or wear and tear or InCard's or its subcontractor's manufacturing process. Such warranty by SD shall run only to the benefit of InCard, and the entire warranty claim made by InCard's customers shall be passed by InCard onto SD in accordance with this Section. If, during the above-mentioned warranty period, any SD product is found to be defective: (i) InCard shall notify SD, in writing, with a description of the alleged defects promptly upon discovery of any non-conformance in the SD products; (ii) InCard shall, based on SD's request, offer SD the opportunity to inspect, under confidentiality's obligations, the allegedly non-conforming SD products;
      (iii) upon SD authorization, InCard shall return such SD products, freight prepaid, to SD factory, and, (iv) provided SD's examination of such SD products confirms that such SD products do not conform with the agreed specification, and provided further that such non-conformance is not caused by accident, abuse, misuse, negligence, improper installation or packaging, improper testing or alteration by InCard, InCard's representative or agent or any third party not authorized by SD, then SD will, at its option, either replace, or credit InCard for such non-conforming SD products. This Section 5.2 shall in no event extend the warranty period for any SD products replaced hereunder beyond the original warranty period.


                                      5/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


6.    Term and Termination

6.1 This Agreement shall become effective upon execution and continue in full force and effect until the end of the third contract year, unless terminated earlier in accordance with Section 6.2. The renewal of this Agreement will be subject to the mutual written agreement of the parties. InCard shall have the right to terminate this Agreement upon written notice to SD if the Commitment Date is not observed by September 30, 2005.

6.2 Either party may immediately terminate this Agreement at any time for cause in the event of any incurable material breach of this Agreement by the other party or in the event the other party files (or has filed or has filed against it) any bankruptcy, insolvency, or receivership proceeding. If a material breach of this Agreement can be cured, then the non-breaching party shall provide the breaching party with written notice of the material breach specifying the conditions constituting the breach and the corrective action, which must be undertaken to cure such breach. If the material breach is not cured within 90 days of the written notice thereof, then this Agreement shall terminate as set forth in the written notice of material breach. If the material breach is not cured within 30 days of the written notice thereof, then this Agreement shall terminate.

7.    Confidentiality/Non-Disclosure Agreement


                                      6/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


7.1 In the course of doing business under this agreement, one party may furnish to the other party data, designs, drawings, tracings, layouts, specifications, samples, equipment, pricing, costs, yield information and other written information which may be confidential and proprietary to the furnishing party, and which is clearly marked as "Confidential" or "Proprietary" (hereinafter referred to as "Confidential Information"). Both parties agree to restrict the dissemination of Confidential Information to only those employees, individual contractors and advisors who must be directly involved in using the Confidential Information in the performance of their respective duties hereunder. Each of the parties may disclose Confidential Information of the other on a "need to know" basis to vendors and other third parties engaged in manufacturing activities related to the parties' respective products, provided that such vendors and other third parties have a written obligation to protect the Confidential Information in substantially the same manner as provided herein and provided that the party making such a disclosure gives written notice to the other party identifying each such vendor and other third party. Both parties agree to not release details of this Agreement or to disclose Confidential Information to any party other than those authorized above without the written approval of the other party. The receiving party shall promptly notify the furnishing party in writing of any unauthorized use or disclosure of any Confidential Information.

7.2 Neither party shall have an obligation to preserve the confidential or proprietary nature of any Confidential Information received by such party hereunder which (i) was already known to the receiving party free of any obligation to keep it confidential at the time of its disclosure by the furnishing party as evidenced, for example, by written records prepared prior to such disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation with respect to such Confidential Information; (iv) is independently developed by an employee, agent or contractor of the receiving party; (v) is disclosed to a third person by the furnishing party without similar restrictions on such third person's rights; (vi) is approved for release by written authorization of the furnishing party; or
      (vii) is disclosed by the receiving party pursuant to a valid order of a court or other governmental body or any political subdivisions thereof; provided, however, that the receiving party shall first have given reasonable notice to the furnishing party and shall comply with any applicable protective order or equivalent.


                                      7/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


8.    Terms of Payment:

8.1 SD will submit invoices to InCard referencing the necessary information to match line items from the purchase orders. Receipts will either be registered by direct shipment or by drop shipment. In the case of drop shipment, the contractor or third party receiving the goods will pass to InCard formal receiving documentation indicating the date of receipt and the quantity of each receipt for each line item on the InCard Purchase Order.

8.2 Payment by InCard to SD shall be made by letter of credit subject to monthly purchase order with 20% down payment within 7 days after purchase order confirmed by SD and the remainder of monthly delivery to be paid within 7 days after InCard's inspection in SD's factory and before shipping subject to SD's invoice.

9.    General Provisions

9.1 Force Majeure. No Party shall be considered in default of performance of its obligations (exclusive of either Party's obligation of payment) under this Agreement to the extent that its performance is delayed or prevented by causes beyond its reasonable control, including, acts of God, civil disorders, acts of any civil or military authority, or judicial action.

9.2 Severability. Should any provision of this Agreement be held to be invalid, illegal or incapable of being enforced by reason of any rule or regulation of law, or public policy of any government, or agency of government, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect; and no covenant, condition or provision shall be deemed dependent upon any other covenant, condition or provision unless so expressed herein. The parties agree to substitute for any invalid, illegal or unenforceable provision a valid, lawful and enforceable provision that effectuates, to the fullest extent possible, the legal and commercial objectives of the invalid, illegal or unenforceable provision.


                                      8/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


9.3 Non-Waiver. A failure of either party to exercise any right given to it hereunder, or to insist upon strict compliance by the other party of any obligation hereunder, shall not constitute a waiver of the first party's right to exercise such a right, or to exact compliance with the terms hereof. Moreover, waiver by either party of a particular default by the other party shall not be deemed a continuing waiver so as to impair the aggrieved party's rights in respect to any subsequent default of the same or a different nature.

9.4 Relationship of the Parties. SD and InCard are each independent contractors. Each party shall be solely responsible for determining its manner of performance of its obligations under this Agreement. Neither party shall be, nor represent itself to be, the partner, joint venturer, broker, employee, servant, agent, or legal representative of the other party for any purpose whatsoever. Neither party is granted any right or authority to assume or create any obligations or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any matter or thing whatsoever.

9.5 Assignments. Neither Party may assign or delegate this Agreement or any of its rights, privileges or obligations, tasks or activities hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any such attempted assignment or delegation in violation of the foregoing shall be null and void.

9.6 Applicable Law. The substantive law applicable to this Agreement and Annexes shall be the laws in force in the State of California, USA, without regard to its conflict-of-laws rules.

9.7 Resolution of Dispute. The Parties shall discuss and negotiate in good faith any dispute arising from or in connection with this Agreement. If no settlement can be reached through such discussions and negotiations, the Parties agree that the dispute shall be resolved exclusively and finally by binding arbitration to be held in Los Angeles, California, or in such other city as the parties mutually agree upon. Disputes in which injunctive relief is sought are expressly excluded from the foregoing provision. Any controversy concerning whether a dispute is an arbitrable dispute shall be determined by the arbitrator(s). In any arbitration hereunder, the parties shall be entitled to conduct discovery to the fullest extent permitted by law. The parties intend their foregoing agreement to arbitrate disputes arising hereunder to be valid, enforceable and irrevocable.


                                      9/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


9.8 Attorney's Fees to Prevailing Party. In the event of any arbitration or court action conducted hereunder, the prevailing party shall be entitled to recover from the losing party all fees and expenses incurred by the prevailing party in connection with the arbitration or court action, including reasonable attorney's fees. In the case of arbitration, the arbitrator(s) shall determine which party is the prevailing party.

9.9 Notices. All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

         InCard
         Attn: Alan Finkelstein/CEO
         11601 Wilshire Blvd Suite 2150, Los Angeles, California 90025

         SD
         Attn: George Ou/CEO
         20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih,
         221Taipei county, Taiwan

      Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either Party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such Party at such changed address.

9.10 Survival. All obligations contemplated to be performed, whether as a whole or in part, after termination or expiration of this Agreement, shall survive the termination or expiration of this Agreement regardless of the basis for such termination.

9.11 Headings. The headings herein are inserted for convenience only and shall in no way be construed as part of this Agreement, considered in the interpretation of this Agreement, or as a limitation of the scope of the particular sections to which they refer.


                                     10/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


9.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

9.13 Expenses. Each Party shall bear its own expenses and professional fees in the preparation, negotiation and execution of this Agreement.


                                     11/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


SmartDisplayer Technology Co., Ltd.

By: /s/ George Ou
    --------------------------------
    George Ou as its CEO


Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein
    --------------------------------
    Alan Finkelstein as its CEO


                                     12/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


                                     13/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


                                     14/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.



Remark: The ROM needs to be re-mask for specific appliication program (Engineering charge is necessary for re-mask)

                                       ***
                                      ***

 1.  ***
     ***
 2.  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***
      ->  ***

***Confidential Treatment Requested.


                                     15/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


      ->  ***
      ->  ***
      ->  ***
 3. ***

***Confidential Treatment Requested.

                                     16/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.

                                       ***


***Confidential Treatment Requested.

                                     17/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


4. ***

---------------------------------------------------------------------------------------------------------------------------
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
                 ***                         ***                                  ***
............................................................................................................................
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

***Confidential Treatment Requested.

                                     18/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


5. ***

                                       ***

***Confidential Treatment Requested.

                                     19/21

SmartDisplayer(TM)                                     www.smartdisplayer.com.tw
A PC-like Smart Card                         SmartDisplayer Technology Co., Ltd.
                                       TEL: +886-2-86982008 FAX: +886-2-86982028
20th Floor-8, No. 77, Sec. 1, Hsin-Tai-Wu Rd., Hsi-Chih, 221 Taipei county, Taiwan.


Appendix C                 ***

[VISA LETTERHEAD]

August 9, 2004

Alan Finkelstein
CEO, InCard Technologies
11601 Wilshire Blvd Suite 2150
Los Angeles, California 90025

Dear Alan:

This letter serves to provide an overview of the relationship and agreement between Visa International and Innovative Card Technologies (InCard). The Strategic Alliance Agreement signed in May 2004 is binding on InCard and Visa through its term date of 30, April 2007 with option of Protected Right of First Negotiations as to renewal of the Agreement. The territory of this Agreement is Worldwide.

Sales and Marketing: Visa International will prepare a comprehensive sales and marketing kit to promote InCard products worldwide, specifically those products that utilize your patents, pending patent applications, patent licenses and/or manufacturing processes to include a battery. These products may include, but are not limited to, ISO standard cards with lights, sound and/or display capabilities. This kit will be developed with your input and may include items such as:

      -     Sample cards
      -     Member bank-ready brochures demonstrating potential applications
      -     Fact Sheet - Q&A on operating processes, security, standards, etc.
      - Card manufacturing price list, including manufacturing availability dates
      -     Consumer research results -InCard company information and contacts
      -     Visa endorsement

Regional Offices: Recipients of this kit will include card and product experts in Visa's six regional offices (US, Canada, Latin America Caribbean, European Union, Central Europe/Middle East/Africa, and Asia Pacific). Subject to the agreement of each particular region, InCard will have the option of working with Visa Regional offices directly on development of the marketing program, and Visa will provide InCard with contact information for each of the target Regional offices. These experts have identified a variety of opportunities to present and discuss your concepts with Member banks in their regions. Some of these opportunities include:

      -     One-on-one meetings with top Member bank candidates
      -     Advisor meetings held quarterly
      -     Road shows as scheduled
      -     Meetings with Visa's country-level management
      -     Trade shows as appropriate
      -     Member bank communications such as newsletters, websites, etc.

                                     20/21

Our intention is to develop the kit as quickly as possible. Our regional offices have asked for 3-4 months to be able to cover their territories and solicit interest on your behalf. During that time, and in exchange for the above sales and marketing efforts by Visa on behalf of your company, InCard agrees to continue its exclusive distribution period with Visa with regard to all the above InCard products and concepts.

Press announcements: Visa International will prepare and issue a joint press release with your approval, stating our intention to explore possibilities together.

Technical development: Visa International has other partnerships that we feel would present some interesting business opportunities for you. We will make appropriate introductions to InCard in connection with powered card or other agreed-upon technologies. Any technology resulting from work undertaken by InCard in cooperation with a partner introduced by Visa shall be owned by InCard and/or such partner as they may determine. Visa will also refer new technology solution developers to InCard for evaluation.

Visa International is excited about the Strategic Alliance Agreement with InCard and is looking forward to working with and promoting Visa exclusive InCard products Worldwide.

Sincerely,


Deborah Arnold
Vice President
Global Consumer Products

VISA INTERNATIONAL
Post Office Box 8999
San Francisco. CA 94128-8999
U.S.A.
Phone 650 432 3200




                                     20/21